________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 6, 2003
________________________________________________________________________________



                                ZALE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                    001-04129               75-0675400
--------------------------------------------------------------------------------
  (State or other               (Commission             (IRS Employer
  jurisdiction of               File Number)          Identification No.)
  incorporation)



901 West Walnut Hill Lane, Irving, Texas                  75038-1003
--------------------------------------------------------------------------------
(Address of principle executive offices)                  (Zip code)



Registrant's telephone number, including area code:     (972) 580-4000
--------------------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements of Businesses Acquired
                  -------------------------------------------

                  None.

         (b)      Pro Forma Financial Information
                  -------------------------------

                  None.

         (c)      Exhibits

                  99.1     Press Release of Zale Corporation issued
                           November 6, 2003.


Item 12. Results of Operations and Financial Condition

     On November 6, 2003, Zale Corporation issued a press release reporting its sales results for the first quarter ended October 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

     The information set forth under this Item 12 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release of Zale Corporation issued November 6, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




  ZALE CORPORATION
  ----------------
  Registrant


Date:    November 6, 2003                            By: /s/ Cynthia T. Gordon
--------------------------------------------------------------------------------
                                                     Cynthia T. Gordon
                                                     Senior Vice President,
                                                     Controller
                                                     (principle accounting
                                                     officer of the registrant)


________________________________________________________________________________